Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of GreenShift Corporation (the "Company"), certifies that:

     1. The Quarterly Report on Form 10Q/A (Amendment No. 1) of the Company for the period ended June 30, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                /S/      KEVIN KREISLER
                                --------------------------------------
Dated :  October 16, 2009                KEVIN KREISLER
                                         Chief Executive Officer

                                /S/      EDWARD R. CARROLL
                                --------------------------------------
                                         EDWARD R. CARROLL
                                         Chief Financial Officer


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.